UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  March 2, 2021

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-251829	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Ulster Street, Suite 1225 Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Definitive Material Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On March 2, 2021, Assure Holdings Corp.. (the “Company”) executed a Paycheck Protection Program promissory note (the "PPP Note") with respect to a loan of $1,664,700 (the "PPP Loan") from the Bank of Oklahoma (the “Bank”). The PPP Loan was obtained pursuant to the Small Business Administration's Paycheck Protection Program Second Draw Loans under the Small Business Act ("SB Act"), and is subject to the forms and conditions of the SB Act, the Coronavirus Aid, Relief, and Economic Security Act and related legislation and regulations (the "PPP Rules"). The PPP Note was dated February 25, 2021, and the Loan matures on February 25, 2026 and bears interest at a rate of 1.00% per annum. The Company will not be obligated to make any payments of principal or interest if the Company submits a loan forgiveness application to the Bank within 10 months after the end of the Company's covered loan forgiveness period (as defined and interpreted by the PPP Rules) and such loan forgiveness is allowed. Generally, all or a portion of the PPP Loan may be forgiven if the Company maintains its employment and compensation within certain parameters during the twenty-four (24) week period following the loan origination date and the proceeds of the PPP Loan are spent on payroll costs, rent or lease agreements dated before February 15, 2020 and utility payments arising under service agreements dated before February 15, 2020.

If the Company does not submit a loan forgiveness application within 10 months after the end of the Company's loan forgiveness covered period (and such forgiveness is not allowed), the Company must begin paying principal and interest after that period (or after notice that such forgiveness is not allowed).

Item 7.01 Regulation FD

On March 5, 2021, issued a press release announcing its reciept of the PPP Loan.  A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit No.	Name

10.1	Paycheck Protection Program Promissory Note
99.1	Press Release dated March 5, 2021

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: March 5, 2021	By:	/s/ John Farlinger
	Name:	John Farlinger
	Title:	Chief Executive Officer